SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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FIDELITY D & D BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[FIDELITY D & D BANCORP, INC. LETTERHEAD]

March 30, 2012

Dear Fellow Shareholders of Fidelity D & D Bancorp, Inc.:

On behalf of the Board of Directors, we are pleased to invite you to attend our Annual Meeting of Shareholders of Fidelity D & D Bancorp, Inc. to be held on Tuesday, May 1, 2012 at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed are your notice of meeting, proxy statement, proxy card and the Company’s 2011 Annual Report to Shareholders. These materials are also available online at www.bankatfidelity.com/proxymaterials.

The principal business of the meeting is to establish the number of Class A Directors to be nominated for election at the 2012 Annual Meeting, to nominate those directors, to ratify the selection of our independent registered public accounting firm, to approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan, to approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Director Stock Incentive Plan, and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

We are delighted you have chosen to invest in the Company. We look forward to you joining us. Whether or not you expect to attend the annual meeting in person, we hope that you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save the Company expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person.

We look forward to seeing you on May 1, 2012.

Sincerely,

/s/ Patrick J. Dempsey
Patrick J. Dempsey
Chairman of the Board

FIDELITY D & D BANCORP, INC.

Blakely and Drinker Streets

Dunmore, Pennsylvania 18512

(570) 342-8281

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 1, 2012

The Board of Directors is distributing this proxy statement to shareholders on or about March 30, 2012

OTC Bulletin Board trading symbol: FDBC

www.bankatfidelity.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 1, 2012

TO THE SHAREHOLDERS OF FIDELITY D & D BANCORP, INC.:

NOTICE IS HEREBY GIVEN that Fidelity D & D Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 1, 2012 at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania, 18512, to consider and vote upon the following proposals:

(1)	to elect three (3) Class A Directors to serve for a three-year term and until their successors are elected and qualified;

(2)	to ratify the selection of an independent registered public accounting firm for the Corporation for the year ending December 31, 2012;

(3)	to approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan;

(4)	to approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Director Stock Incentive Plan; and

(5)	to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Shareholders of record at the close of business on March 9, 2012, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, we ask you to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the Company and attend the annual meeting. Promptly returning your completed proxy will ensure that your shares are voted in accordance with your wishes and will guarantee the presence of a quorum.

The Board of Directors is distributing this proxy statement, form of proxy, and Fidelity D & D Bancorp, Inc.’s 2011 Annual Report on or about March 30, 2012.

By Order of the Board of Directors,

/s/ John T. Cognetti
John T. Cognetti
Dunmore, Pennsylvania	Secretary
March 30, 2012

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 1, 2012. The Proxy Statement, Proxy Card and 2011 Annual Report are available at www.bankatfidelity.com/proxymaterials.

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

Fidelity D & D Bancorp, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company. The annual meeting will be held at the main office of Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512 on Tuesday, May 1, 2012 at 3:00 p.m., Eastern Daylight Time. The telephone number for the Company is (570) 342-8281. Please direct all inquiries to Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer of the Company.

Description of the Company

Fidelity D & D Bancorp, Inc., a Pennsylvania corporation and registered bank holding company, was organized in 1999 and became the holding company for The Fidelity Deposit and Discount Bank (the “Bank”) on June 30, 2000. The Bank, the Company’s wholly-owned, sole subsidiary, was established in 1902 as a commercial banking institution under the laws of Pennsylvania. In 1997, the Bank acquired trust powers. The Bank offers a full range of traditional banking and trust services as well as alternative financial products and services.

The Board of Directors encloses a copy of the annual report for the fiscal year ended December 31, 2011, with this proxy statement. The annual report is also available online at www.bankatfidelity.com/proxymaterials. You may obtain additional print copies of the Company’s annual report for the 2011 fiscal year at no cost by contacting Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, telephone (570) 342-8281.

We have not authorized anyone to provide you with information. You should rely only on the information contained in this document or in documents to which we refer you. Although we believe we have provided you with all the information you will need to make your decision to vote, events may occur at the Company subsequent to printing this proxy statement that might affect your decision or value of your stock.

PROXY AND VOTING PROCEDURES

Solicitation and Voting of Proxies

The Board of Directors is sending this proxy statement and proxy card to shareholders on or about March 30, 2012. The Board of Directors of the Company solicits this proxy for use at the 2012 Annual Meeting of Shareholders of the Company. The directors, officers and other employees of the Company or the Bank may solicit proxies in person or by telephone, facsimile, or other electronic means. The Company will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Company sends to shareholders. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these persons. The Company will reimburse these persons for their reasonable forwarding expenses.

Only shareholders of record as of the close of business on Friday, March 9, 2012, the voting record date, may vote at the annual meeting. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

By properly completing a proxy card, the shareholder appoints the proxy holders named on the proxy card to vote his or her shares as specified on the proxy card. Any signed proxy card, which does not specify how the shares are to be voted, will be voted FOR:

•	Election of Michael J. McDonald, John T. Cognetti., and Richard J. Lettieri as Class A Directors of the Company, each for three-year terms expiring in 2015;

•	Ratification of the selection of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

•	The approval and adoption of the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan; and

•	The approval and adoption of the Fidelity D & D Bancorp, Inc. 2012 Director Stock Incentive Plan.

If a shareholder is a participant in the Fidelity D & D Bancorp, Inc. Dividend Reinvestment Plan, the enclosed proxy will also serve as a proxy for the shares held in the plan. The Registrar and Transfer Company, as the administrator of the plan, will not provide plan participants with separate proxies covering the shares held in the Dividend Reinvestment Plan. Each holder of common stock is entitled to one vote, in person or by proxy, for each whole share of common stock held as of the record date. If your proxy is signed but does not indicate your voting preferences, the proxy holders will vote your shares for all nominees and in favor of the proposals to ratify the Company’s independent registered public accounting firm, approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan and approve and adopt the Fidelity D & D Bancorp, Inc. 2012 Director Stock Incentive Plan. If you do not return a proxy, your shares will not be voted.

Quorum and Vote For Approval

The Company’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock. At the close of business on March 9, 2012, the Company had 2,258,416 of common stock outstanding, without par value. The Company’s Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock. The Company has not issued preferred stock.

To hold the annual meeting, a “quorum” of shareholders must be present. Under Pennsylvania law and the by-laws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. The Company will not count broker non-votes in determining the presence of a quorum. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

Assuming the presence of a quorum, the three (3) nominees for Class A directors receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for a nominee. The Company’s Articles of Incorporation do not permit cumulative voting in the election of directors. Assuming the presence of quorum, the approval and adoption of the 2012 Omnibus Stock Incentive Plan and 2012 Director Stock Incentive Plan requires a majority of votes cast “FOR” each plan.

Revocability of Proxy

Shareholders who sign and return proxies to the Company may revoke them at any time before they are voted by:

•	Delivering written notice of revocation to John T. Cognetti, Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

•	Delivering a properly executed proxy bearing a later date to John T. Cognetti, Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

•	Attending the meeting and voting in person, after giving written notice to John T. Cognetti, Secretary of the Company.

You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call John T. Cognetti, Secretary, at (570) 342-8281.

Methods of Voting

Voting by Proxy

•	Mark your selections.
•	Date your proxy and sign your name exactly as it appears on your proxy.
•	Mail in the enclosed, postage-paid envelope.

Voting in Person

•	Attend the annual meeting and show proof of eligibility to vote.
•	Obtain a ballot.
•	Mark your selections.
•	Date your ballot and sign your name exactly as it appears in the transfer books of the Company.

GOVERNANCE OF THE COMPANY

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of Nasdaq, and SEC regulations, as well as best practices suggested by recognized governance authorities.

Board Leadership Structure

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day operation and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board. The Board believes the separated roles of Chief Executive Officer and Chairman are in the best interest of shareholders because it promotes both strategic development and facilitates information flow between management and the Board, both essential for effective governance.

The Company's Board of Directors oversees all business, property and affairs of the Company. The President and Chief Executive Officer and the Company's Officers keep the members of the Board informed of the Company’s business through discussions at Board meetings and by providing them with reports and other materials. The directors of the Company also serve as the directors of the Company's wholly-owned bank subsidiary, The Fidelity Deposit and Discount Bank, upon election by the Company.

Currently, our Board of Directors has nine members. Under the Nasdaq listing standards for independence, Michael J. McDonald, David L. Tressler, Sr., Mary E. McDonald, Brian J. Cali, John T. Cognetti, and Richard J. Lettieri meet the Nasdaq standards for independence. In determining the Director’s independence, the Board of Directors considered loan transactions between the Company and the Director, their immediate family members and businesses with whom they are associated. This constitutes more than a majority of our Board of Directors.

The table below includes a description of other categories or types of transactions, and relationships or arrangements considered by the Board of Directors, in addition to those listed above, in reaching their determination that the directors are independent under Nasdaq rules.

Name	Independent	Other transactions, Relationships or Arrangements
Brian J. Cali	Yes	Legal services
John T. Cognetti	Yes	Real Estate services
Michael J. McDonald	Yes	None
David L. Tressler, Sr.	Yes	None
Mary E. McDonald	Yes	None
Richard J. Lettieri	Yes	None

In each case, the Board of Directors determined that none of the transactions above impaired the independence of the Director. For more information, please refer to “Certain Business Relationships and Transactions with Management.”

Risk Management

The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The Board receives reports from the various committees of the Board. The Chair of the respective committee reports on the discussion to the full Board during the committee minutes report agenda section of the Board meetings. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. As part of its charter, the Audit Committee discusses, with respect to audit and risk review, the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. The board conducted a risk assessment of the Bank's compensation program and concluded that the program is balanced, does not motivate imprudent risk taking, and is not reasonably likely to have a material adverse effect on the Corporation.

Meetings and Committees of the Board of Directors

During 2011, the Company’s Board of Directors maintained three standing committees, and the Bank’s Board of Directors maintained eight standing committees. The Board of Directors of the Company has a standing Executive Committee, Audit Committee and Human Resource/Employee Stock Incentive Committee. In addition, the full Board of Directors of the Company performs the functions of a Nominating Committee. The Board of Directors of the Bank has an Asset/Liability Committee, Audit and Compliance Committee, Credit Administration Committee, Executive Committee, Human Resource and Compensation Committee, Loan Application Committee, Trust/401(k)/Investment Committee, and a Building Committee.

Executive Committee. The Executive Committee acts as the Compensation Committee for named executive officers and does not have a charter. Members of the Company’s Executive Committee were Patrick J. Dempsey, Chairman, Michael J. McDonald, and Brian J. Cali. All members of the Executive Committee, except Mr. Dempsey, meet the Nasdaq listing standards for independence. The principal duties of the Executive Committee are to act on behalf of the Board between meetings to take action on loan approvals, to review and approve compensation paid to senior executive officers and to evaluate governance issues and strategic plans. The Executive Committee met once in 2011.

Audit Committee. Members of the Company’s Audit Committee were Michael J. McDonald, Chairman, Mary E. McDonald and David L. Tressler, Sr. All members are independent under Nasdaq and SEC standards. The Board of Directors has determined that David L. Tressler, Sr. is an “audit committee financial expert” as defined under applicable SEC and Nasdaq rules. The principal duties of the Audit Committee, as set forth in its charter, which is available on our website, www.bankatfidelity.com, under Investor Relations – Governance Documents, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities and recommending annually, to the Board of Directors, the engagement of an independent registered public accounting firm. The Audit Committee met five (5) times during 2011.

Human Resource/Employee Stock Incentive Committee. Members of the Company’s Human Resource/Employee Stock Incentive Committee were Patrick J. Dempsey, Chairman, John T. Cognetti and Michael J. McDonald. This committee determines which key employees are eligible for participation in the Company’s Incentive Stock Option Plan. This committee also administers the Company’s Employee Stock Purchase Plan. The committee did not meet in 2011.

Nominating Committee. The entire Board of Directors desires to participate on and performs the functions of a Nominating Committee. All members of the Board, except for Patrick J. Dempsey, Kristin Dempsey O’Donnell and Daniel J. Santaniello meet the Nasdaq listing standards for independence. Because of full Director participation, the Board of Directors believes there is no need to have a separate standing committee to perform similar functions. The principal duties of a Nominating Committee include developing and recommending the criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting or recommending director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Company and providing oversight in the evaluation of the Board and each committee. Because of the rare occurrence of shareholder recommendations, the Board of Directors has not developed a formal policy to consider potential director candidates recommended by shareholders, but will give due consideration to any and all such candidates. If a shareholder wishes to recommend a potential director candidate, the shareholder should mail the information regarding the candidate as required by the Company’s by-law provision section 9.1 to the Secretary of the Company at the Company's offices at Blakely and Drinker Streets, Dunmore, PA 18512. The Board acting as a Nominating Committee met once in 2011.

Human Resource and Compensation Committee. Members of the Bank’s Human Resources and Compensation Committee were David L. Tressler, Sr., Chairman, Patrick J. Dempsey, and Mary E. McDonald. The principal duties of the Human Resource and Compensation Committee include the establishment of policies dealing with employee compensation, retirement and welfare benefit plans for the Bank. The Human Resource and Compensation Committee met two (2) times during 2011.

Composition Table of the Company and Bank Committees

				HR/EMPLOYEE					TRUST/
			CREDIT	STOCK		HUMAN			401K/
	AUDIT*	ALCO	ADM.	INCENTIVE	EXEC.*	RESCS.	LOAN	NOM*	INVEST.	BUILDING

Brian J. Cali			X		X		X	X		X
John T. Cognetti			X	X			X	X		X
Patrick J. Dempsey		X		X	X	X	X	X	X
Mary E. McDonald	X	X				X	X	X	X
Michael J. McDonald	X		X	X	X		X	X
David L. Tressler, Sr.	X					X	X	X		X
Meetings held in 2011	5	4	4	0	1	2	24	1	4	0

*Committee jointly serves both the Company and Bank.

The Board of Directors of the Company met 24 times during 2011. There were a total of 44 meetings of the various committees of the Board of Directors in 2011. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. The Board of Directors has no policy regarding annual meeting attendance. All Directors attended the 2011 Annual Meeting of Shareholders and plan to attend the 2012 meeting.

Shareholder Communications

The Board of Directors has not adopted a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting.

Nomination of Directors

In considering whether to recommend any candidate for inclusion as a nomination for director, including candidates recommended by shareholders, the Board of Directors has determined that the Board must have the right diversity. This includes the candidate's integrity, business acumen, age, experience, education, commitment, diligence, conflicts of interest and the ability to act in the best interests of all shareholders. The Board seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Under the Company’s by-laws, nominations for director may be made by the Board of Directors or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the by-laws to the Company’s Secretary not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. For our annual meeting in the year 2013, we must receive this notice on or before March 7, 2013. You can obtain a copy of the full text of the by-law provision by writing to John T. Cognetti, Secretary, Blakely and Drinker Streets, Dunmore, PA. A copy of our by-laws has been filed with the Securities and Exchange Commission as an exhibit to Registrant’s current report on Form 8-K, filed with the SEC on November 21, 2007.

Submission of Shareholder Proposals

Any shareholder who, in accordance with the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company’s proxy statement for its 2013 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Fidelity D & D Bancorp, Inc. at its principal executive office, Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, not later than November 30, 2012.

A shareholder may have other business brought before the 2013 Annual Meeting by submitting the proposal to the Company’s Secretary, in accordance with our by-laws. The proposal must be delivered to our executive offices at Blakely and Drinker Streets, Dunmore, PA 18512, to the attention of the Company’s Secretary. We are not required to include any proposal received after November 30, 2012 in our proxy materials for the 2013 annual meeting.

Employee Code of Ethics

Since 1993, the Bank has had a Code of Ethics. As required by law and regulation, the Board of Directors amended the Code of Ethics as of March 16, 2004, so that our Code of Ethics is applicable to the Company’s and the Bank’s directors, officers and employees, including the Chief Executive Officer and senior financial officers.

The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code of ethics. The Board of Directors periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www.bankatfidelity.com, under Investor Relations – Governance Documents. We have also filed a copy of the Code of Ethics with the SEC as Exhibit 14 to our December 31, 2003 Annual Report on Form 10-K.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Qualification and Nomination of Directors

The Company’s by-laws provide that the Board of Directors consist of at least three directors and be classified into three classes. Each class is elected for a term of three years. Accordingly, the terms of the classes expire at successive annual meetings. The Board may fix the number of directors and their respective classifications within the foregoing limits. A majority of the Board may also fill vacancies on the Board, and the person appointed to fill the vacancy serves, until the expiration of the term of office of the class of directors to which he or she was appointed.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED BELOW AS CLASS A DIRECTORS OF THE COMPANY.

Currently, Class A consists of three directors, Class B consists of three directors, and Class C consists of three directors. Shareholders will elect three Class A directors at the annual meeting to serve for a three-year term that expires at the Company’s annual meeting in the year 2015.

The proxy holders will vote the proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

The Board of Directors nominated Michael J. McDonald, John T. Cognetti and Richard Lettieri to serve as Class A directors to serve until the 2015 annual meeting of shareholders. Messrs. McDonald, Cognetti and Lettieri are presently members of the Board of Directors and have consented to serve another term if elected. Mr. Lettieri was appointed by the Board of Directors on March 20, 2012 upon the recommendation of the full Board of Directors serving as the Nominating Committee. If any of the nominees is unable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

The Board of Directors is proposing the following nominees for election as Class A Directors at the annual meeting:

Michael J. McDonald	John T. Cognetti	Richard J. Lettieri

The Board of Directors recommends a vote FOR the election of the above named nominees for directors.

BOARD OF DIRECTORS AND MANAGEMENT

Information as to Directors and Nominees

The following biographies contain selected information with respect to the directors of the Company. The information includes each person’s age as of March 9, 2012, and principal occupation for at least the past five years.

Current Class A Directors (to serve until 2012) and Nominees (to serve until 2015, if re-elected)

John T. Cognetti

Mr. Cognetti, age 62, has been a Director of the Company since 1999. He has served as a member of the Bank’s Board of Directors since 1988. Mr. Cognetti is President of Hinerfeld Commercial Real Estate, in Scranton, Pennsylvania. Mr. Cognetti’s education and experience in real estate provides valuable insight on the regional real estate market to the commercial division of the bank. Having managed sales professionals over the years, gives Mr. Cognetti the ability to provide guidance on personnel matters, marketing/sales and management issues.

Michael J. McDonald, Esquire

Mr. McDonald, age 57, has been a Director of the Company since 1999. Mr. McDonald has served as a member of the Bank’s Board of Directors since 1994. He is a partner with the law firm of McDonald and MacGregor, LLC in Scranton, Pennsylvania. Mr. McDonald’s education and legal experience provides valuable insight for the Bank.

Richard J. Lettieri

Mr. Lettieri, age 64, was appointed as a Director of the Company and Bank on March 20, 2012. In 1986, Mr. Lettieri founded Dock Square Consultants in Boston, MA, and managed the firm until his retirement in 2005. Since then he has continued consulting as a sole proprietor. His consulting practice is focused on business strategy and market development. Mr. Lettieri’s 30 year career expertise in consulting, centering on helping to solve complex problems and plot future directions in a wide variety of business environments, will provide valuable insight for the Company and Bank.

Current Class B Directors (to serve until 2014)

Mary E. McDonald

Mrs. McDonald, age 79, has been a Director of the Company and member of the Bank’s Board of Directors since 2000. Mrs. McDonald is a retired educator. Mrs. McDonald’s many years of education provides valuable insight for the Company and Bank.

David L. Tressler, Sr.

Mr. Tressler, age 75, has been a Director of the Company since 1999. Mr. Tressler has been a member of the Bank’s Board of Directors since 1998. He is currently a consultant for The Quandel Group, Inc., in Scranton, Pennsylvania. Mr. Tressler has a broad knowledge from his many years of banking experience which included 16 years as Chairman and CEO of a regional bank.

Kristin Dempsey O’Donnell

Mrs. O’Donnell, age 42, was appointed as a Director of the Company and Bank on March 20, 2012. Mrs. O’Donnell experience includes over ten years as a vice president of sales and marketing for Dempsey Uniform & Linen Supply, Inc., in Jessup, Pennsylvania, driving the responsible and successful growth of the company. As an owner and member of the company’s board, she has also participated in risk assessment, financial statement preparation, review and analysis, and acquisitions. Mrs. O’Donnell has an undergraduate degree in Engineering and a M.B.A. Mrs. O’Donnell’s education and experience provides valuable insight for the Company and Bank.

Current Class C Directors (to serve until 2013)

Brian J. Cali, Esquire

Mr. Cali, age 59, has been a Director of the Company and member of the Bank’s Board of Directors since February of 2001. He is a self-employed attorney for 34 years practicing in Dunmore, Pennsylvania and is also affiliated with several businesses located in Northeastern Pennsylvania. Mr. Cali’s law practice and the several businesses’ he is affiliated with provide a wealth of every day business experience.

Patrick J. Dempsey

Mr. Dempsey, age 78, has been a Director of the Company since 1999. Mr. Dempsey has also served as a member of the Bank’s Board of Directors since 1985. He is the founder and Chairman of the Board of Dempsey Uniform & Linen Supply, Inc., in Jessup, Pennsylvania. In addition to his formal education, Mr. Dempsey has gained extensive knowledge in Human Resources, Finance, Marketing/Sales and Operations.

Daniel J. Santaniello

Mr. Santaniello, age 46, has been a Director of the Company and a member of the Bank’s Board of Directors since March 2011. Mr. Santaniello was named President and Chief Executive Officer on December 2, 2010. Mr. Santaniello had previously served as Vice President and Chief Operating Officer of the Company since May 2004. Mr. Santaniello has a broad knowledge of banking from his many years in banking.

Family Relationships

Director Mary E. McDonald is the aunt of Director Michael J. McDonald.

Director Kristin Dempsey O’Donnell is the daughter of Director Patrick J. Dempsey.

Executive Officers of the Company and Bank

Daniel J. Santaniello, age 46, was named President and Chief Executive Officer on December 2, 2010. Mr. Santaniello had previously served as Vice President and Chief Operating Officer of the Company since May 2004. Mr. Santaniello has been employed by the Bank since July 2001.

Salvatore R. DeFrancesco, Jr., CPA, CGMA, age 42, has served as Treasurer and Chief Financial Officer of the Company since January 2003. Mr. DeFrancesco has been employed by the Bank since January 2003 and serves as Executive Vice President and Chief Financial Officer.

Timothy P. O’Brien, age 60, has been employed by the Bank since January 2008 and serves as Senior Executive Vice President and Chief Lending Officer. Prior to joining the Bank, Mr. O’Brien was a member of Senior Management as Commercial Loan Officer of Community Bank and Trust Company in Clarks Summit, Pennsylvania.

John T. Piszak, age 65, has been employed by the Bank since January 2004 and currently serves as Executive Vice President and Chief Risk Officer.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence. The Audit Committee operates under a written charter adopted in 2004 by the Board of Directors, which was reviewed and revised in February 2008, and is available through our website, www.bankatfidelity.com, under Investor Relations – Governance Documents.

The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel and internal auditors. The Audit Committee also discussed with the Company’s senior management and independent registered public accountants the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required for certain of the Company’s filings with the Securities and Exchange Commission.

The Audit Committee met privately at its regular meeting with both the independent registered public accountants and the internal auditors, as well as with the Chief Financial Officer and the Chief Executive Officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

The Audit Committee has outsourced the internal audit function to the independent registered public accounting firm of McGrail Merkel Quinn & Associates. The main responsibility of this firm was to complete the internal audits necessary to meet the monitoring component of the Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Other responsibilities included the identifying, re-testing and reporting all significant findings to the Audit Committee.

The commitment of the Audit Committee, internal audit, and management, resulted in the completion of the scheduled internal audits. Management, in response to findings, has taken corrective action and internal audit re-testing was performed as required. The combined efforts were successful in meeting the internal control components of risk assessment and monitoring required by year end. The internal audit outsource arrangement, audit schedule and the commitment to maintain an effective system of internal controls, required under regulation, caused the Audit Committee to meet five (5) times in 2011.

The Audit Committee selected ParenteBeard LLC as the independent registered public accounting firm for the Company in 2011 after reviewing the firm’s performance and independence from management.

Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls.

ParenteBeard LLC audited the annual consolidated financial statements prepared by management, expressed an opinion as to whether those consolidated financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discussed with the Audit Committee any issues they believed should have been raised with the Audit Committee.

The Audit Committee reviewed with management and ParenteBeard LLC the Company’s audited consolidated financial statements and met separately with both management and ParenteBeard LLC to discuss and review those consolidated financial statements and reports prior to issuance. Management has represented, and ParenteBeard LLC has confirmed, to the Audit Committee, that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from ParenteBeard LLC the written disclosure and the letter required by Public Company Accounting Oversight Board (PCAOB) Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee first discussed with ParenteBeard LLC the items related to the firm’s independence from the Company. The Audit Committee also discussed with ParenteBeard LLC matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committee, of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. As such, the Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by ParenteBeard LLC and discussed with the auditors their independence. The Audit Committee also discussed with ParenteBeard LLC matters required to be communicated under PCAOB Auditing Standard No. 5, An Audit of Internal Control Over Financial Reporting That Is Integrated with An Audit of Financial Statements.

In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of ParenteBeard LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Members of the Audit Committee

Michael J. McDonald, Chairman
David L. Tressler, Sr.
Mary E. McDonald

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, to the best of our knowledge, the names and address of each person or entity who owned more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner, as of February 29, 2012:

Name and address	Amount and Nature of Beneficial Ownership of Company’s Common Stock(1)		Percentage of Company’s Common Stock Beneficially Owned

Brian J. Cali	155,986	(2)	6.85%
103 East Drinker Street
Dunmore, PA 18512

(1) & (2) footnote reference listed at table below.

The following table provides information, as of February 29, 2012, with respect to the following beneficial owners of the Company’s common stock:

·	Each Director of the Company
·	Each Named Executive Officer
·	All Executive Officers and Directors as a group

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, which state that a person may be credited with the ownership of common stock:

·	Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;
·	Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and
·	Of which the person has investment power, which includes the power to dispose of or direct the disposition of the stock.

Also, a person who has the right to acquire shares within 60 days after February 29, 2012, will be considered to own the shares. As of February 29, 2012, the number of shares of common stock outstanding was approximately 2,258,416. The calculation of percentages is based upon this number, plus the exercisable number of options for that individual or for the group which has a total of 19,500 shares of common stock subject to exercisable options for a total of 2,277,916 shares.

Name of Individual and Position with Company	Amount and Nature of Beneficial Ownership of Company’s Common Stock(1)		Percentage of Company’s Common Stock Beneficially Owned

Brian J. Cali	155,986	(2)	6.85%
Director

Mary E. McDonald	88,299	(3)	3.88%
Assistant Secretary, Director

Name of Individual and Position with Company	Amount and Nature of Beneficial Ownership of Company’s Common Stock(1)		Percentage of Company’s Common Stock Beneficially Owned

Michael J. McDonald	82,190	(4)	3.61%
Vice Chairman, Director & Nominee

Patrick J. Dempsey	54,524	(5)	2.39%
Chairman of the Board & Director

Richard J. Lettieri	41,434	(6)	1.82%
Director & Nominee

Kristin Dempsey O’Donnell	23,150	(7)	1.02%
Director

David L. Tressler, Sr.	13,164	(8)	*
Director

John T. Cognetti	11,272	(9)	*
Secretary, Director & Nominee

Daniel J. Santaniello	12,369	(10)	*
President & Chief Executive Officer, Director

Salvatore R. DeFrancesco, Jr.	6,830	(11)	*
Treasurer & Chief Financial Officer

Timothy P. O’Brien	4,269	(12)	*
Senior Executive Vice President & Chief Lending Officer of the Bank

John T. Piszak	930	(13)	*
Executive Vice President & Chief Risk Officer of the Bank

All Officers and Directors as a Group
(9 Directors, 4 Officers, 12 persons in total)	486,747		21.37%

* Represents beneficial ownership of less than 1% of the Company’s common stock.

(1)	Information furnished by the directors and the Company.

(2)	Figure includes 88,210 shares held solely by Mr. Cali, 22,256 shares held for Mr. Cali in a self-employed retirement trust, 6,078 shares held jointly by Mr. Cali and his children, 5,432 held by Mr. Cali’s children, 31,510 held in Samuel C. Cali, GST Exempt Residuary Trust, and 2,500 exercisable stock options.

(3)	Figure includes 85,799 shares held solely by Mrs. McDonald and 2,500 exercisable stock options.

(4)	Figure includes 63,463 shares held solely by Mr. McDonald, 13,326 shares held by Mr. McDonald’s spouse, 1,299 shares held jointly by Mr. McDonald’s spouse and children, 1,602 shares held by Mr. McDonald’s children and 2,500 exercisable stock options.

(5)	Figure includes 10,222 shares held solely by Mr. Dempsey, 41,802 shares held by Mr. Dempsey’s spouse and 2,500 exercisable stock options.

(6)	Figure includes 28,991 shares held in trust for Mr. Letteri, 3,808 shares held in trust for Mr. Letteri’s spouse, 4,471 shares held jointly by his son and Mr. Letteri, and 4,164 shares held jointly by his daughter and Mr. Letteri’s spouse.

(7)	Figure includes 10,926 shares held solely by Mrs. O’Donnell, and 12,224 held by Mrs. O’Donnell’s spouse.

(8)	Figure includes 2,899 shares held solely by Mr. Tressler, 703 shares held jointly by Mr. Tressler and his spouse, 1,349 shares held in trust for Mr. Tressler’s spouse and children, 5,127 shares held jointly for Mr. Tressler in trust with his son, 432 shares held jointly by Mr. Tressler and his daughter, 154 shares held jointly by Mr. Tressler and his grandchildren and 2,500 exercisable stock options.

(9)	Figure includes 16 shares held solely by Mr. Cognetti, 6,313 shares held solely for Mr. Cognetti in an IRA, 228 shares held jointly by Mr. Cognetti and his spouse, 535 shares held by Mr. Cognetti’s spouse, 1,680 shares held by Mr. Cognetti’s spouse and children and 2,500 exercisable stock options.

(10)	Figure includes 4,523 shares held solely by Mr. Santaniello, 740 shares held jointly by Mr. Santaniello and his spouse, 6,106 shares held jointly by Mr. Santaniello and his son and 1,000 exercisable stock options.

(11)	Figure includes 4,830 shares held jointly by Mr. DeFrancesco and his spouse and 2,000 exercisable stock options.

(12)	Figure includes 2,319 shares held jointly by Mr. O’Brien and his spouse, 650 shares held in partnership with Mr. O’Brien and his sister-in-law, 300 shares held in an investment club of which Mr. O’Brien’s spouse is a member and 1,000 exercisable stock options.

(13)	Figure includes 430 shares held solely by Mr. Piszak and 500 exercisable stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of the registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all filed Section 16(a) forms. The Board of Directors knows of no persons who own greater than 10% of the Company’s outstanding common stock.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the period from January 1, 2011, through December 31, 2011, all officers and directors were in compliance with all filing requirements applicable to them.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

WITH MANAGEMENT

Except as described below, the Company has not entered into and does not intend to enter into any material transactions with any director or executive officer of the Company and/or the Bank or their immediate family members or associated companies.

Some of our directors, officers, their immediate family members and the companies with which they are associated had banking transactions with the Bank in the ordinary course of business during 2011, and the Bank expects to continue such banking transactions in the future.

Total loans outstanding from the Bank at December 31, 2011, to the Company’s/Bank’s officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 5% or more, amounted to $2,478,136 or approximately 5% of the total shareholder’s equity of the Bank.  The Bank made these loans in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, not associated with the Bank, and they did not involve more than the normal risk of collection or present other unfavorable features.

The largest total amount of indebtedness outstanding during 2011 to the above described group was approximately $3,188,663.  The aggregate amount of indebtedness outstanding as of the latest practicable date, February 29, 2011, to the above group was approximately $2,577,053.

Policies and procedures for approving loans to related parties are comparable to those applied to non-related parties. In deciding whether to approve other types of related person transactions the following factors may be considered:

•	information about the goods or services proposed to be or being provided by or to the related party or the nature of the transactions;

•	the nature of the transactions and the costs to be incurred by the Company or payments to the Company;

•	an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to the Company from unrelated parties; and

•	the business advantage the Company would gain by engaging in the transaction.

To receive approval, the related person transaction must be on terms that are fair and reasonable to the Company, and that are as favorable to the Company as would be available from non-related entities in comparable transactions.

Other than loans, there has been one material transaction between the Company or the Bank with any Director or Executive Officer of the Company or the Bank, or any associate of these persons.  During 2011, the Bank paid $174,876 in its ordinary course of business and according to the customary pricing and fee schedule for architectural services performed by DX Dempsey, of which Michelle Dempsey, daughter of Patrick J. Dempsey, is owner.  The architectural services provided included a reorganization space planning study, design development and preliminary construction documentation for the Company’s main office location.

There were no other material transactions proposed between the Company or the Bank with any Director or Executive Officer of the Company or the Bank, or any associate of these persons.  The Bank does, from time to time, enter into non-material transactions with related parties.

During 2011, the Bank also paid, in its ordinary course of business, for legal services performed by Brian J. Cali, Esquire and by Tressler Law LLC, of which James M. Tressler, Esquire is an owner and the son of David L. Tressler, Sr.   The Bank paid realtor service fees during 2011 to Hinerfeld Commercial Real Estate, of which John T. Cognetti is President. Further, in 2011, the Bank paid Dempsey Uniform & Linen Supply, Inc., of which Patrick J. Dempsey is Chairman of the Board, and of which Kristin Dempsey O’Donnell is a vice president for laundry and uniform services; Guy Cali and Associates, Inc., of which Guy Cali, brother of Brian J. Cali, is owner, for photography services and creative projects.

All of these products and services were sold or provided according to the customary price or fee schedule of the seller or service provider.

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Executive Committee acts as the Compensation Committee. The Committee members include Patrick J. Dempsey, Michael J. McDonald and Brian J. Cali.

The named executive officers for the year 2011 are Daniel J. Santaniello, President and Chief Executive Officer; Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer; Timothy P. O’Brien, Senior Executive Vice President and Chief Lending Officer; and John T. Piszak, Executive Vice President and Chief Risk Officer.

Objectives of Compensation Programs

The Committee does not have a formal written charter or policy that guides the Committee’s actions. The Company’s compensation philosophy is to have a simple compensation plan that provides competitive levels of pay and benefits that will serve to attract and retain management talent, while at the same time motivating the executives to work toward providing a competitive level of returns for shareholders. The committee seeks to avoid complex and formulaic compensation and bonus plans that could provide unintended areas of motivation or yield overly high levels of pay or bonuses. Unintended areas of motivation are deemed to be short-term actions that may yield rapid growth in assets, loans or deposits, but provide earnings or revenues that are not sustainable, or introduce elements of unintended risk to the Company’s long-term growth goals.

The Committee has determined that executive compensation should consist of:

•	Base Pay	•	Annual Bonus
•	Broad Based Benefits	•	Retirement Plan
•	Profit Sharing Contributions	•	Equity Based Compensation
•	Perquisites

Base Pay

Base pay is deemed to be the prevailing part of the Company’s executive compensation and allows the executive to have a predictable level of income. The levels of base pay are primarily determined by levels of experience, position, performance and longevity with the Company; though no specific weight is ascribed to any of the above factors. The Committee uses its business judgment in determining the amount of increase in base pay to award the named executive officers.

Annual Bonus

The Compensation Committee reviewed the overall performance of the Company including return on assets, growth in both deposits and loans, improvement in non-performing assets and overall attainment of the annual operating budget, in establishing bonus recommendations. The Compensation Committee used its business judgment and discretion in determining whether or not bonuses were warranted. There are no overriding formulas or targets used to determine the bonus level.

Broad Based Benefits

The Company believes it has comprehensive and competitive benefit plans that are available to all of the Company’s employees which are an additional incentive used in attracting and retaining employees. These include health insurance, short and long-term disability programs and term life insurance. The Bank provides these benefits to help protect its employees from the possibility of financial ruin that often results after an uninsured person suffers an illness or death. Each executive is eligible to participate in these plans to the same extent as all other employees of the Company.

Retirement Plan

Consistent with the Company’s compensation philosophy, the Company provides a 401(k) plan for all of its full-time employees, subject to certain eligibility requirements regarding age and length of employment. In order to encourage employees to save for retirement, the Company matches the employee contribution to the first 6% of pay contributed. Contributions by the executives are subject to the normal discrimination testing for these types of plans and are limited by those rules.

Profit Sharing Contribution

The 401(k) plan also has a profit sharing component. This component has the same eligibility requirements as the 401(k) plan plus the requirement of being an active employee as of the plan’s year end.  This plan is designed for the Company to pay a discretionary amount annually to all eligible employees based on the Company’s profitability. The executives are eligible to participate in this plan under the same terms as other employees.  The Company believes that this plan encourages longevity with the Company and encourages the employees to assist in keeping the Company profitable.

Equity Based Compensation

The Company has a Stock Incentive Plan that expired in May 2011and is requesting shareholder approval to implement a successor plan. The Stock Incentive Plan was and is designed to provide both qualified and non-qualified stock options. Individual grants have an appreciable value when the market price of the Company’s stock increases above the price on the date the option was granted. There is no policy governing the amount and timing of any stock grant and the plan has had limited use since 2002. The Stock Incentive Plan is intended to align the interests of the participants with those of the shareholders.  The Compensation Committee uses its discretion and business judgment in determining to whom and the amount of equity awarded.

Employee Stock Purchase Plan

In an effort to align the interests of the employees with those of the shareholders and to incent the employees to enhance the financial results of the Company, the Company established an Employee Stock Purchase Plan.  Under the plan, employees are allowed to purchase a limited number of shares of Company stock at a discount to encourage employees to participate in the plan.

Perquisites

The Committee recognizes that perquisites are an important part of the executive compensation mix. Accordingly, in limited cases, the Company provides for automobiles and country club dues for select executives. These are designed to further the business goals of the Company. The country club is used to entertain and market new and current clients. The automobile is essential as the executives are expected to have out-of-the-office meetings while conducting bank business. The executives are expected to reimburse the Company for any personal use of the selected benefit.

Role of Executive Officers in Compensation Decisions

The Executive Committee makes all compensation decisions with respect to executive officers.  The Chief Executive Officer provides input regarding the performance of the other named executive officers and makes recommendations for their respective compensation amounts.  After carefully reviewing the recommendations of the Chief Executive Officer and based upon the interactions with the named executive officers in their respective positions, the Compensation Committee determines the appropriate level of compensation.  The Chief Executive Officer is not present when his performance or compensation is discussed.

Benchmarking

The Compensation Committee does not specifically benchmark compensation to the compensation paid at other financial institutions.  In determining the appropriate levels of executive compensation, the Committee reviews levels of compensation from a variety of standard sources:

•	L.R. Webber’s financial institutions study of executive compensation;

•	Reviews of public information containing the compensation levels of peer banks of similar size and within the same or similar markets are reviewed;

•	Miscellaneous other compensation surveys; and

•	Local and regional executive compensation levels are compared.

No specific weight is given to any of the resources. The Compensation Committee uses the above resources as a method to educate itself on the current trends in compensation.   Additionally, with banking being a highly regulated industry, adherence with regulatory guidelines is also considered.

Material Differences in 2011 Executive Officer Compensation

The actual compensation of the executive officers is set forth in the Summary Compensation Table.  The material differences in base pay for named executive officers were based upon their performance, their longevity with the Bank, and their respective positions. The Company also provides employment agreements to the President and Chief Executive Officer and the Chief Lending Officer. It provides Change in Control Agreements to the Chief Financial Officer and the Chief Risk Officer. The Compensation Committee believes that it is appropriate to provide employment agreements to the President and Chief Executive Officer and the Chief Lending Officer in order to protect the Company through the non-competition provisions contained in the agreements.

Impact of Accounting and Tax

There were no compensation decisions made as a result of accounting and/or tax treatments except the inclusion of gross-up or gross-down provisions contained in the respective agreements as discussed below.

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers who are employed as of the end of the year.  The amount of the executive’s compensation does not trigger Section 162(m) limitation.

Triggering Events in Contracts

The Company is currently a party to employment agreements with Messrs. Santaniello and O’Brien.  Employment agreements are standard in the financial services industry and are used to protect the Company’s client base through non-competition provisions. The agreements are also used to balance the financial goals of the executive with the needs of the Bank.  The triggering events that provide payment which are prevalent in the financial services industry include:

1.	Change in control
2.	Termination for good reason
3.	Disability
4.	Termination without cause

5.	Death
6.	Termination by the employee without good reason
7.	Non-renewal of employment agreement

The triggering events for payment incent executives to maintain expected performance levels for continued employment.  If the employment agreement is terminated upon the employee’s death, a termination by the employee without good reason, the employee’s disability or a termination for cause, the employee will not receive any payments under the agreement. Because of life insurance or that the employee may receive payments under the Company’s disability insurance plan; the Board did not feel it was necessary to provide payment upon a disability or death.  The employee only receives a payment under the agreement if the employee’s employment is terminated after a change in control, without cause, or by the employee for good reason.  The contracts give the executive the security of knowing that if he is terminated in one of those scenarios, the executive will receive some form of compensation during his transition phase. The contracts contain change of control provisions whereby the executive is compensated upon a termination after a change of control in order to ensure that decisions regarding potential change of controls are made in the best interests of the shareholders and that personal concerns regarding subsequent employment are minimized. In addition, the contracts contain a non-competition provision, whereby the executive is not allowed to compete with the Company or solicit customers of the Company for a specific period of time, typically the time period during which he is being compensated.

Under the employment agreements, the executive would receive one times his annual base salary if the termination occurred prior to the first anniversary of the agreement and two times his annual base salary if the termination occurred after the first anniversary of the agreement.  The Committee believed that this mechanism encourages the executive to remain with and promote the long term objectives of the Company past the first transition year.  The mechanism also puts the executives in the range of what is standard in the industry for their respective new positions; however, it focuses on executive performance during the first year instead of receiving an increase based solely upon the position alone.

Additionally, the Company is a party to change in control agreements with Salvatore R. DeFrancesco, Jr and John T. Piszak. The Compensation Committee believes that it is appropriate to offer the chief financial officer and the chief risk officer change in control agreements as it gives the executive the security knowing that if he is terminated as a result of a change in control he will receive some form of compensation during his transition phase.

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Executive Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Executive Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Form 10-K.

Executive Committee

Patrick J. Dempsey, Chairman
Michael J. McDonald
Brian J. Cali

Summary Compensation Table

The following table provides the annual and equity based compensation for services rendered in all capacities to the Company and the Bank for the fiscal year ended December 31, 2011, for those persons who were:

·	The current President and Chief Executive Officer, and the Chief Financial Officer, and
·	The other most highly compensated executive officers of the Company or Bank to the extent such person’s total exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All other Compensation ($)		Total ($)
Daniel J. Santaniello,	2011	$198,313	$27,500	-	$18,765	(1)	$244,578
President and Chief Executive Officer of	2010	$165,006	-	-	$18,464	(1)	$183,470
the Company and the Bank	2009	$164,041	-	-	$17,446	(1)	$181,487

Salvatore R. DeFrancesco, Jr.,	2011	$149,566	$17,500	-	$15,361	(2)	$182,427
Treasurer and Chief Financial Officer of	2010	$142,501	-	-	$14,940	(2)	$157,441
the Company; Executive Vice President	2009	$141,541	-	-	$15,246	(2)	$156,787
and Chief Financial Officer of the Bank

Timothy P. O’Brien,	2011	$172,106	$17,500	-	$16,671	(3)	$206,277
Sr Executive Vice President and Chief	2010	$159,994	-	-	$14,992	(3)	$174,986
Lending Officer of the Bank	2009	$159,034	-	-	$14,624	(3)	$173,658

John T. Piszak,	2011	$118,843	$12,000	-	$11,645	(4)	$142,488
Executive Vice President and Chief Risk	2010	$114,005	-	-	$11,354	(4)	$125,359
Officer of the Bank	2009	$113,323	-	-	$11,265	(4)	$124,588

(1)	Figure represents the personal use value of a company automobile of $2,412 in 2011, $1,559 in 2010 and $1,105 in 2009. It also includes the 401(k) match and profit sharing plan of $10,311 in 2011, $9,960 in 2010, $10,025 in 2009. Country club and membership dues of $5,232 in 2011, $6,135 in 2010, and $5,512 in 2009 were paid on behalf of Mr. Santaniello. In addition, $810 for life insurance in 2011, $810 in 2010, and $804 for 2009, was paid for on behalf of Mr. Santaniello.

(2)	Figure represents contributions to the 401(k) match and profit sharing plan of $8,971 in 2011, $8,610 in 2010, $9,003 in 2009 on behalf of Mr. DeFrancesco. It also includes $770 of life insurance premiums paid by the Company in 2011, $743 in 2010 and $743 in 2009. In addition, $5,620 was paid in 2011, $5,587 in 2010, and $5,500 in 2009 by the Company on behalf of Mr. DeFrancesco for country club membership dues.

(3)	Figure represents the personal use value of a company automobile of $1,230 for 2011, $1,147 for 2010 and $1,435 for 2009, and the contributions for the 401(k) match and profit sharing plan of $10,326 for 2011, $9,600 for 2010 and $9,992 in 2009. It also includes $810 of life insurance premiums paid by the Company in 2011, $810 in 2010, and $810 in 2009. In addition, $4,305 was paid by the Company on behalf of Mr. O’Brien for country club membership dues during 2011, $3,435 in 2010 and $2,387 in 2009.

(4)	Figure represents the contributions for the 401(k) match and profit sharing plan of $7,131 in 2011, $6,840 in 2010 and $7,154 in 2009. It also includes $412 for life insurance premiums paid by the Company in 2011, $412 in 2010, and $396 in 2009. In addition, $4,420 was paid by the Company on behalf of Mr. Piszak for country club membership dues during 2011, $4,102 in 2010 and $3,715 in 2009.

Employment Agreement with Daniel J. Santaniello

In March 2011, the Company and the Bank entered into a three year term employment agreement with Mr. Santaniello. Under the terms of the employment agreement, in the event Mr. Santaniello is terminated without cause, after a change in control, or by Mr. Santaniello for good reason prior to the first anniversary of his agreement, he will receive one (1) times his current annual base salary plus benefits for one year.   If the termination event occurs after the first anniversary, he will receive two (2) times his annual base salary plus benefits for two years. He is also bound by non-competition and non-solicitation provisions.

Employment Agreement with Timothy P. O’Brien

In March 2011, the Company and the Bank entered into a three year term employment agreement with Mr. O’Brien. Under the terms of the employment agreement, in the event Mr. O’Brien is terminated without cause, after a change in control, or by Mr. O’Brien for good reason prior to the first anniversary of his agreement, he will receive one (1) times his current annual base salary plus benefits for one year.   If the termination event occurs after the first anniversary, he will receive two (2) times his annual base salary plus benefits for two years. He is also bound by non-competition and non-solicitation provisions.

Change of Control and Severance Agreement with Salvatore R. DeFrancesco, Jr.

Mr. DeFrancesco has a change of control agreement and severance agreement dated December 31, 2008 which provides for payments to the executive in the event of termination without cause, as defined in the agreement, or in the event of a change of control, as defined in the agreement. In the event that Mr. DeFrancesco is terminated or terminates his employment because he has experienced an adverse employment condition as delineated in the agreement after a change in control, he shall receive one (1) times his annual base salary.  In the event that he is terminated without cause, he shall receive six (6) months of his annual base salary.  Mr. DeFrancesco is also bound by non-competition and non-solicitation provisions commensurate with the payments.

Change of Control and Severance Agreement with John T. Piszak.

Mr. Piszak has a change of control agreement and severance agreement dated March 23, 2011 which provides for payments to the executive in the event of termination without cause, as defined in the agreement, or in the event of a change of control, as defined in the agreement. In the event that Mr. Piszak is terminated or terminates his employment because he has experienced an adverse employment condition as delineated in the agreement after a change in control, he shall receive one (1) times his annual base salary.  In the event that he is terminated without cause, he shall receive six (6) months of his annual base salary.  Mr. Piszak is also bound by non-competition and non-solicitation provisions commensurate with the payments.

OPTION GRANTS AND OUTSTANDING EQUITY AWARDS

There were no option grants to the named executives made during 2011.

The following table summarizes each outstanding option award as of December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End Table

	Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Vesting Date
Salvatore R. DeFrancesco, Jr.	2,000	-	$28.90	12/18/2017	06/18/2008
Daniel J. Santaniello	1,000	-	$27.75	02/19/2018	08/19/2008
Timothy P. O’Brien	1,000	-	$26.05	02/05/2018	08/05/2008
John T. Piszak	500	-	$28.90	12/18/2017	06/18/2008

Exercises of Stock Options in Fiscal Year 2011

There were no exercises of stock options by named executives during 2011.

EQUITY COMPENSATION PLAN INFORMATION

2000 Independent Directors Stock Option Plan

The Company maintained an independent director stock option plan that was approved by the shareholders at the 2001 Annual Meeting.  The purpose of this plan was to advance the development, growth and financial condition of the Company by providing an incentive, through participation in the appreciation of the common stock of the Company, in order to secure, retain and motivate members of the Company’s Board of Directors who are not officers or employees of the Company or the Bank.  No stock options were granted to any Director in 2011.   This Plan expired in 2011 and no additional options may be granted.

2000 Stock Incentive Plan

The Company maintained a stock incentive plan that was approved by the shareholders at the 2001 Annual Meeting and which expired in 2011 and no additional options may be granted.  The purpose of this plan is to advance the development, growth and financial condition of the Company by providing incentives through participation in the appreciation of the common stock of the Company in order to secure, retain and motivate personnel responsible for the operation and management of the Company and the Bank.  The purchase price of the option is the fair market value of the Company’s common stock on the date of grant.

2002 Employee Stock Purchase Plan

The Company maintains an employee stock purchase plan that was approved by the shareholders at the 2002 Annual Meeting.  The purpose of this plan is to provide employees the opportunity to acquire ownership interests in the Company and to motivate the employees to improve job performance and enhance the financial results of the Company.  Under the plan, each eligible employee may purchase a limited number of shares of the Company’s common stock on each January 1st at a purchase price per share equal to 90% of the lower of the ten trading day average fair market value of the Company’s common stock measured as of December 31st or January 1st of the previous year.  The subsequent sale or transfer of the purchased shares under the plan is restricted for one year from the purchase date.

POTENTIAL PAYMENTS UPON TERMINATION

Payments under each executive's contract as detailed below would be triggered by termination of executive's employment for cause, good reason, disability, death, voluntary separation absent good reason, involuntary termination absent cause, and in the event of a change in control.

 Daniel J. Santaniello

The table below shows the payments upon termination of Mr. Santaniello as of December 31, 2011:

Form of Compensation:	Death	Disability	Cause	Good Reason*	Voluntary, Absent Good Reason	Change in Control*	Non- renewal	Involuntary Without Cause*
Employment Agreement	$0	$0	$0	$205,000	$0	$410,000	$0	$205,000
Life Insurance	$450,000	-	-	-	-	-	-	-
Equity :
Vested Stock Options	$0	$0	$0	$0	$0	$0	$0	$0

* Not including cost of benefits

On December 31, 2011, if the Company terminated Mr. Santaniello's employment without cause or if Mr. Santaniello terminated his employment for good reason, he would have been entitled to a severance payment equal to his current annual salary and health care, life and disability benefits for one year.  If Mr. Santaniello's employment terminated in connection with a change in control, he would have been entitled to a severance payment equal to two times his current annual salary, payable on the first business day of the month following the date that is six months after his termination from employment, and health care, life and disability benefits for one year.

Timothy P. O’Brien

The table below shows the payments upon termination of Mr. O’Brien as of December 31, 2011:

Form of Compensation:	Death	Disability	Cause	Good Reason*	Voluntary, Absent Good Reason	Change in Control*	Non- renewal	Involuntary Without Cause*
Employment Agreement	$0	$0	$0	$175,000	$0	$350,000	$0	$160,000
Life Insurance	$450,000	-	-	-	-	-	-	-
Equity :
Vested Stock Options	$0	$0	$0	$0	$0	$0	$0	$0

* Not including cost of benefits

On December 31, 2011, if the Company terminated Mr. O’Brien’s employment without cause or if Mr. O’Brien terminated his employment for good reason, he would have been entitled to a severance payment equal to his current annual salary, payable within thirty days of his termination, and health care, life and disability benefits for one year.  If Mr. O’Brien’s employment terminated in connection with a change in control, he would have been entitled to a severance payment equal to two times his current annual salary, payable on the first business day of the month following the date that is six months after his termination from employment, and health care, life and disability benefits for one year.

 Salvatore R. DeFrancesco, Jr.

The table below shows the payments upon termination of Mr. DeFrancesco as of December 31, 2011:

Form of Compensation:	Death	Disability	Cause	Good Reason	Voluntary, absent good Reason*	Change in Control*	Non- renewal	Involuntary Without Cause*
Agreement	$0	$0	$0	$0	$0	$150,000	$0	$75,000
Life Insurance	$450,000	-	-	-	-	-	-	-
Equity :
Vested Stock Options	$0	$0	$0	$0	$0	$0	$0	$0

* This does not include cost of benefits

Mr. DeFrancesco has a change of control agreement and severance agreement dated December 31, 2008, which provides for payments to the executive in the event of termination without cause or in the event of a change of control. Payment for termination without cause will be six months of the executive’s then current annual salary, plus a continuation of benefits for the same period.  The change in control benefit is equal to his current annual salary plus continuation of benefits for up to one year.

John T. Piszak

The table below shows the payments upon termination of Mr. Piszak as of December 31, 2011:

Form of Compensation:	Death	Disability	Cause	Good Reason	Voluntary, absent good Reason*	Change in Control*	Non- renewal	Involuntary Without Cause*
Agreement	$0	$0	$0	$0	$0	$120,000	$0	$60,000
Life Insurance	$360,000	-	-	-	-	-	-	-
Equity :
Vested Stock Options	$0	$0	$0	$0	$0	$0	$0	$0

* This does not include cost of benefits

Mr. Piszak has a change of control agreement and severance agreement dated March 23, 2011, which provides for payments to the executive in the event of termination without cause or in the event of a change of control. Payment for termination without cause will be six months of the executive’s then current annual salary, plus a continuation of benefits for the same period.  The change in control benefit is equal to his current annual salary plus continuation of benefits for up to one year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no Executive Committee (which functions as the Compensation Committee) interlocks or any insider participation during 2011.

Compensation of Directors

Directors receive no remuneration for attendance at the Company’s Board of Directors meetings. However, the Bank pays each non-employee member of its Board a regular quarterly fee. During 2011, the Bank paid a quarterly retainer of $7,500 to each non-employee Bank director for his or her services. In addition the Chairman of the Board received an additional $3,750 per quarter, the Audit Committee Chairman received an additional $1,250 per quarter and members of the Executive Committee received an additional $1,250 per quarter. The Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. In the aggregate, the Bank paid its directors $294,000 for all services rendered in 2011.

Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Option Awards ($)	All Other Compensation		Total

Brian J. Cali	$44,000	-	$25,000	(2)	$69,000

Patrick J. Dempsey	$59,000	-	-		$59,000

Michael J. McDonald	$49,000	-	-		$49,000

John T. Cognetti, Mary E. McDonald, David L. Tressler, Sr., each	$39,000	-	-		$39,000

(1)	Includes a $9,000 bonus for each Director over and above their regular Director, Chairman and Committee fees for 2011, paid in the first quarter of 2012.

(2)	Annual retainer as General Counsel of the Company.

In addition, under the 2000 Independent Directors Stock Option Plan, non-employee directors of the Company were eligible to receive stock option awards until May 2011, when the Plan expired. No awards were granted during 2011. The aggregate number of outstanding option awards for each listed Director as of December 31, 2011 was: Mr. Dempsey – 3,050; Mr. McDonald – 3,050; Mr. Cali – 3,050; Mr. Cognetti – 3,050; Mrs. McDonald – 3,050; and Mr. Tressler – 3,050.

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

             The Board of Directors has selected ParenteBeard LLC as the independent registered public accounting firm for the audit of the Company’s consolidated financial statements for the year ending December 31, 2012.  The Board of Directors of the Company and the Audit Committee believe that ParenteBeard LLC’s knowledge of Fidelity D & D Bancorp, Inc. and The Fidelity Deposit and Discount Bank is invaluable.  ParenteBeard LLC advised the Company that none of its members has any financial interest in the Company or the Bank.  ParenteBeard LLC served as the Company’s independent registered accountants for the 2011 year.  It assisted the Company and the Bank with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging for such services at its customary hourly billing rates.  The Company’s and the Bank’s Audit Committee approved these non-audit services after due consideration of the accountants’ objectivity and after finding them to be wholly independent.

Aggregate fees billed to the Company by ParenteBeard LLC for services rendered are presented below:

	For Year Ended December 31,
	2011	2010

Audit fees	$124,625	$121,375

Audit related fees	2,560	-

Tax fees	9,925	5,375

All other fees	-	21,200

Audit fees included fees for professional services rendered for the audit of the Company’s consolidated financial statements and the review of the Company’s Forms 10-Q. Audit related fees included fees for services that are normally provided by ParenteBeard LLC in connection with statutory and regulatory filings that are reasonably related to the audit of the Company's financial statements.  Also, fees billed for other engagements of assurance and related services by ParenteBeard LLC that are reasonably related to the performance of the audit are reported under the audit related fees section.

Tax fees include fees billed for professional services rendered by ParenteBeard LLC for tax compliance or advice.  These services included the preparation of the Company’s 2010 and 2009 Consolidated Federal Corporate Income Tax Returns, amendment of the 2009 Consolidated Federal Corporate Income Tax Return and the preparation of the Company’s 2010 and 2009 Pennsylvania Corporate Tax Reports along with the Bank’s 2011 and 2010 Pennsylvania Bank Shares Tax Returns.

All other fees include fees billed for professional services rendered to prepare for the SEC’s Interactive Data (XBRL) mandate required to be filed since the Company’s June 30, 2011 Form 10-Q filing.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered accountants.  These services may include audit services, audit related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered accountants.  Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.  For each proposed service, the independent registered accountant is required to provide detailed back-up documentation at the time of approval.

In the event that the shareholders do not ratify the selection of ParenteBeard LLC as the independent registered public accounting firm for the 2012 fiscal year, the Board of Directors may choose another accounting firm to provide independent registered public accountant/audit services for the 2012 fiscal year.

Representatives of ParenteBeard LLC are expected to attend the annual meeting, will have an opportunity to make a statement, if they desire, and will be available to answer questions.

The Board of Directors recommends a vote FOR the ratification of ParenteBeard LLC, as the independent registered public accounting firm for 2012.

PROPOSAL TO APPROVE AND ADOPT

THE FIDELITY D & D BANCORP, INC.

2012 OMNIBUS STOCK INCENTIVE PLAN

(PROPOSAL NO. 3)

Background

The Board of Directors believes that stock compensation plans constitute an important part of our compensation programs. Stock plans encourage qualified individuals to remain with our company, provide incentives, and aligns the participants interests with those of the shareholders. Accordingly, the Board of Directors has adopted a 2012 Omnibus Stock Incentive Plan (the “Omnibus Plan”), subject to shareholder approval.

Our shareholders have previously authorized grants of options to key employees under the 2000 Stock Incentive Plan. That plan has expired. To continue with the Company’s compensation program philosophy of providing equity incentives, the Company has adopted the proposed Omnibus Plan, and the Board recommends that the shareholders approve and adopt the Omnibus Plan.

The Omnibus Plan is designed to:

•	Advance the development, growth and financial condition of the Company and Bank by providing incentives to employees of the Company and the Bank by encouraging them to acquire an equity ownership in the Company;

•	Secure, retain and motivate employees of the Company and Bank;

•	Provide long-term incentive compensation through financial rewards dependent on future increases in the market value of the Company’s stock; and

•	Align the interests of employees of the Company and the Bank with those of the Company’s shareholders.

The principal features of the Omnibus Plan are described below. The following summary of the principal features of the Omnibus Plan is qualified by reference to the full Omnibus Plan, attached hereto as Appendix A to this proxy statement.

Term

The Omnibus Plan became effective upon Board approval, subject to approval by the shareholders. The Omnibus Plan will continue in effect for 10 years, unless terminated earlier by the Board.

Number of Shares Available for Grant

The maximum number of shares of common stock that may be issued under the Omnibus Plan is 500,000. However, the Company may adjust the number due to stock splits, payments of stock dividends or other changes in the structure of the Company’s capital.

The source of the shares issued pursuant to the Omnibus Plan are authorized but unissued shares of the common stock or issued shares that have previously been reacquired by the Company or purchased in the open market or in privately negotiated transactions.

Eligibility

Under the Omnibus Plan, employees of the Company and its subsidiaries, as determined by the Committee, as defined below, are eligible to receive Awards, as defined below, under the Omnibus Plan. As of December 31, 2011, the Company had approximately 169 employees who would be eligible to participate in the Omnibus Plan. As of the date of this proxy statement, no determination has been made as to which employees, if any, may receive Awards under the Omnibus Plan.

Awards

Under the Omnibus Plan, the Company may award qualified stock options (options qualified under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the “Code”) referred to as “Qualified Options”), non-qualified stock options (options not qualified under Code Sections 421 and 422 referred to as “Non-Qualified Options”), restricted stock, or stock appreciation rights (“SARs”) (collectively referred to as “Awards”). Presently, no Awards have been allocated under the Omnibus Plan.

Transferability

Except as otherwise provided by the Board of Directors, the Omnibus Plan, or by estate laws, the recipient may not transfer any Awards under this Omnibus Plan other than by will or the laws of descent and distribution.

Administration of Omnibus Plan

The Omnibus Plan is administered by the Executive Committee, the Board or a committee of at least two directors (the “Committee”). Subject to the terms and conditions of the Omnibus Plan, the Committee has discretionary authority to:

•	Determine the individuals to receive Awards; the times when Awards shall be granted; the number of shares to be subject to each Award; the type of Award granted;
•	Interpret the Omnibus Plan;
•	Prescribe, amend and rescind rules and regulations relating to the Omnibus Plan;
•	Determine the terms and provisions (and amendments of the terms and provisions) of the agreements to be entered into between the Company and each participant under the Omnibus Plan, including terms and provisions as required, in the Committee’s judgment to conform to any change in any applicable law or regulation and any other terms and conditions that the Committee desires to establish as performance goals applicable to a particular Award; and
•	Make all other determinations the Committee shall deem necessary or advisable for the Omnibus Plan’s administration.

Each Award must be evidenced by a written agreement.

Qualified Options

The exercise price of a Qualified Option must not be less than 100% of the fair market value of the common stock at the time of the grant. The Committee may impose vesting and other restrictions (such as the attainment of performance goals) on the exercisability of the options.

In general, the time period during which a Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded. A Qualified Option may be exercised by a participant only during its term and only during the participant’s employment or generally within three months of termination of service.

To the extent that the aggregate fair market value (determined at the time a Qualified Option is granted) of the shares of common stock with respect to which Qualified Options are exercisable for the first time by an individual during any calendar year exceeds $100,000 such Qualified Options are treated as Non-Qualified Options. A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a Qualified Option until the shares are paid for and issued to the participant.

Non-Qualified Options

The exercise price of a Non-Qualified Option is the fair market value of the common stock at the time of the grant. The Committee may impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options.

In general, the time period during which a Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded.

A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a Non-Qualified Option until the shares are paid for and issued to him or her.

Stock Appreciation Rights

SARS may be granted either alone, or in connection with another previously or contemporaneously granted Award so as to operate in tandem by having the exercise of one affect the right to exercise the other, as and when the Committee may determine.

Each SAR entitles the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of the Company’s common stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of the Company’s common stock that, on a per share basis, is not less than the common stock’s fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the common stock purchase price associated with the Award as may be determined by the Committee.

The participant may be paid either in cash, in shares of the Company’s common stock, or in a combination of the two as determined by the Committee. In general, the time period during which a SAR is exercisable, as determined by the Committee, may not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the SAR is awarded. A SAR may be exercised by a participant only during its term and only during his or her employment, except as provided in the Omnibus Plan or by the Committee, as the case may be.

Restricted Stock

Restricted stock may be granted with any combination of the following:

•	Subject to a vesting schedule,
•	Subject to the satisfaction of one or more performance goals established at the time of their grant by the Committee, or
•	Subject to any other restriction.

Shares of restricted stock will be issued in the name of the participant upon grant, but are retained by the Company until they cease to be subject to restriction. If a participant’s employment ceases, all of the participant’s restricted stock still subject to restrictions, conditions, or other terms shall be forfeited to the Company without payment or any consideration by the Company.

A participant who holds restricted stock will have all the rights as a holder of the Company’s common stock, including the right to vote such restricted shares and receive dividends, unless such rights are limited by the terms of the restricted stock. Each certificate representing restricted stock will bear a legend indicating that the shares represented by the certificate are subject to the terms of the restricted stock agreement entered into between the holder of the shares and the Company pursuant to the Omnibus Plan.

Except as determined by the Committee and set forth in a restricted stock agreement relating to particular shares, rights with respect to restricted stock may not be assigned or transferred prior to vesting or satisfaction of applicable performance goals, or both.

Impact of Change of Control

All Awards shall immediately become exercisable upon the consummation of a change of control.

Indemnification

With respect to administration of the Omnibus Plan, the Company shall indemnify all present and future members of the Committee and the Board and their respective heirs, personal and legal representatives, successors, and assigns to the fullest extent permitted by applicable law.

Amendment, Suspension, or Termination of the Omnibus Plan; Share and Award Adjustment

The Board may terminate, amend, modify or suspend the Omnibus Plan at any time and from time to time to ensure that Awards conform to any changes in the law or for any other reason the Board determines to be in the best interest of the Company. Modifications or amendments to the Omnibus Plan are not required to be approved by the Company’s shareholders, except to the extent required by certain state or federal law. No termination, modification or amendment of the Omnibus Plan, without the consent of the participant to whom an Award has previously been granted, may adversely affect the participant’s rights under such Award. Unless terminated earlier by the Board, the Omnibus Plan will terminate, and no additional Awards will thereafter be granted, on the day immediately preceding the tenth anniversary of the effective date.

Registration under the Securities Act of 1933

The Company must register the shares of common stock for which Awards will be issued under the Omnibus Plan by filing the appropriate registration statement with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, as soon as practicable following shareholders’ approval of the Omnibus Plan.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal United States Federal income tax consequences of transactions under the Omnibus Plan, based on current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person, including one who is subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and one who may be permitted to elect the deferred delivery of shares of common stock. In addition, this summary does not constitute tax advice, and, among other things, does not discuss state, local or foreign income tax consequences, nor does it address estate or gift tax consequences, relating to the Omnibus Plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the Omnibus Plan.

Qualified Options. Generally, no taxable income is realized by a participant upon the grant or exercise of a Qualified Option. However, the exercise may subject the participant to Alternative Minimum Tax in the year of exercise. If shares of common stock are issued to a participant pursuant to the exercise of a Qualified Option and if no disqualifying disposition of the shares is made by the participant within two years after the date of grant or within one year after the receipt of the shares by the participant, then:

•	upon the sale of the shares, any amount realized in excess of the option exercise price will normally be taxed to the participant as a long-term capital gain, and

•	no deduction will be allowed to the Company.

If shares of common stock acquired upon the exercise of an Qualified Option are disposed of prior to the expiration of either holding period described above, the disposition would be a disqualifying disposition, and generally:

•	the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares of common stock exercised over the option exercise price (the “Spread”), and

•	the Company will be entitled to deduct the Spread.

Any other gain realized by the participant on the disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Company.

Non-Qualified Options. No taxable income is realized by a participant upon the grant of a Non-Qualified Option. Upon the exercise of a Non-Qualified Option, the participant will recognize ordinary compensation income in an amount equal to the Spread. Special rules may apply to the timing and amount of income recognition for persons who are subject to the restrictions of Section 16(b) of the 1934 Act. The Spread is generally deductible by the Company for Federal income tax purposes. The participant's tax basis in shares of common stock acquired by exercise of a Non-Qualified Option will be equal to the exercise price plus the amount taxable as ordinary income.

Upon a sale of the shares of common stock received by a participant upon exercise of a Non-Qualified Option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. In general, the participant's holding period for shares acquired pursuant to the exercise of a Non-Qualified Option begins on the date of exercise of such option.

SARS. No taxable income is realized on the grant of a SAR. When a SAR is exercised the participant is taxed as ordinary income on the value of the Award minus any consideration paid for it. The value of the Award minus any consideration paid for it is deductible by the Company.

Restricted Stock. No taxable income is realized by a participant upon the grant of a restricted stock award. Upon vesting of an award and/or satisfaction of any performance goals applicable to the award, the participant will recognize ordinary compensation income equal to the then fair market value of the released shares, less the amount (if any) paid for the restricted stock. A participant may, within 30 days after receiving a grant of restricted stock, make a Code Section 83(b) election to recognize income as of the grant date, rather than the later date that the restricted stock may be released to him or her. The factors relevant to making such an election are complex and any participant contemplating such an election should first consult with a tax advisor. In particular, a participant should be aware that such an election to recognize income will apply even if the right to the restricted stock is later forfeited or otherwise not earned.

Dividends received by a participant are treated as compensation and not as dividend income unless a Section 83(b) election has been made. The Company receives a deduction for the amount on which the participant must pay income taxes, regardless of whether the participant makes a Section 83(b) election.

Income recognized with respect to the vesting in or other receipt of restricted stock is subject to income and payroll tax withholding.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE 2012 OMNIBUS STOCK INCENTIVE PLAN. The affirmative vote of a majority of votes cast at the annual meeting is required to adopt the Omnibus Plan. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the annual meeting. All proxies will be voted FOR approval and adoption of the Omnibus Plan unless a shareholder specifies to the contrary on the shareholder's proxy card.

PROPOSAL TO APPROVE AND ADOPT

THE FIDELITY D & D BANCORP, INC.

2012 DIRECTORS’ STOCK INCENTIVE PLAN

(PROPOSAL NO. 4)

Background

The Board of Directors believes that stock compensation plans are an important to attracting, retaining, and motivating directors. Accordingly, the Board of Directors has adopted a 2012 Directors’ Stock Incentive Plan (the “Directors’ Plan”), subject to shareholder approval.

Shareholders have previously authorized grants of options to directors under the 1998 Independent Directors Stock Option Plan. That plan has expired. In order to continue to attract, retain, and motivate directors, the Company has adopted the proposed Directors’ Plan and the Board recommends shareholders approve and adopt the proposed Directors’ Plan.

The Directors’ Plan is designed to:

•	Advance the development, growth and financial condition of the Company and Bank by providing additional incentives to directors of the Company and the Bank by encouraging them to acquire equity ownership in the Company;

•	Secure, retain and motivate directors of the Company and Bank;

•	Provide long-term incentive compensation through financial rewards dependent on future increases in the market value of the Company’s stock; and

•	Align the interests of directors of the Company and the Bank with those of the Company’s shareholders.

The principal features of the Directors’ Plan are described below. The following summary of the principal features of the Directors’ Plan is qualified by reference to the full Directors’ Plan, attached hereto as Appendix B to this proxy statement.

Term

The Directors’ Plan became effective upon board approval, subject to approval by the shareholders. The Directors’ Plan will continue in effect for 10 years, unless terminated earlier by the Board.

Number of Shares Available for Grant

The maximum number of shares of common stock that may be issued under the Directors’ Plan is 500,000. However, the Company may adjust the number due to stock splits, payments of stock dividends or other changes in the structure of the Company’s capital.

The source of the shares issued pursuant to the Directors’ Plan are authorized but unissued shares of the common stock or issued shares that have previously been reacquired by the Company or purchased in the open market or in privately negotiated transactions.

Eligibility

Under the Directors’ Plan, the directors of the Company and its subsidiaries are eligible to participate as determined by the Committee, as defined below. All nine (9) current directors of the Company are eligible to participate in the Directors’ Plan. As of the date of this proxy statement, no determination has been made as to which directors, if any, may receive Awards under the Directors’ Plan.

Awards

Under the Directors’ Plan, the Company may award non-qualified stock options (options not qualified under Code Sections 421 and 422 referred to as “Non-Qualified Options”), restricted stock, or stock appreciation rights (“SARs”) (collectively referred to as “Awards”). Presently, no Awards have been allocated under the Director’s Plan.

Transferability

Except as otherwise provided by the Board of Directors, the Directors’ Plan or by estate laws, the recipient may not transfer any Awards under this Directors’ Plan other than by will or the laws of descent and distribution.

Administration of Directors’ Plan

The Directors’ Plan is administered by the Executive Committee, the Board or a committee of at least two directors (the “Committee”). Subject to the terms and conditions of the Directors’ Plan, the Committee has discretionary authority to:

•	Determine the individuals to receive Awards; the times when Awards shall be granted; the number of shares to be subject to each Award; the type of Award granted;
•	Interpret the Directors’ Plan;
•	Prescribe, amend and rescind rules and regulations relating to the Directors’ Plan;
•	Determine the terms and provisions (and amendments of the terms and provisions) of the agreements to be entered into between the Company and each participant under the Directors’ Plan, including terms and provisions as required, in the Committee’s judgment to conform to any change in any applicable law or regulation and any other terms and conditions that the Committee desires to establish as performance goals applicable to a particular Award; and
•	Make all other determinations the Committee shall deem necessary or advisable for the Directors’ Plan’s administration.

Each Award must be evidenced by a written agreement.

Non-Qualified Options

The exercise price of a Non-Qualified Option is the fair market value of the common stock at the time of the grant. The Committee may impose vesting and may impose other restrictions (such as the attainment of performance goals) on the exercisability of the options.

In general, the time period during which a Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded.

A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a Non-Qualified Option until the shares are paid for and issued to him or her.

Stock Appreciation Rights

SARS may be granted either alone, or in connection with another previously or contemporaneously granted Award so as to operate in tandem by having the exercise of one affect the right to exercise the other, as and when the Committee may determine.

Each SAR entitles the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of the Company’s common stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of the Company’s common stock that, on a per share basis, is not less than the common stock’s fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the common stock purchase price associated with the Award as may be determined by the Committee.

The participant may be paid either in cash, in shares of the Company’s common stock, or in a combination of the two as determined by the Committee. In general, the time period during which a SAR is exercisable, as determined by the Committee, may not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the SAR is awarded. A SAR may be exercised by a participant only during its term and only during his or her employment, except as provided in the Directors’ Plan or by the Committee, as the case may be.

Restricted Stock

Restricted stock may be granted with any combination of the following:

•	Subject to a vesting schedule,
•	Subject to the satisfaction of one or more performance goals established at the time of their grant by the Committee, or
•	Subject to any other restriction.

Shares of restricted stock will be issued in the name of the participant upon grant, but are retained by the Company until they cease to be subject to restriction. If a participant’s employment ceases, all of the participant’s restricted stock still subject to restrictions, conditions, or other terms shall be forfeited to the Company without payment or any consideration by the Company.

A participant who holds restricted stock will have all the rights as a holder of the Company’s common stock, including the right to vote such restricted shares and receive dividends, unless such rights are limited by the terms of the restricted stock. Each certificate representing restricted stock will bear a legend indicating that the shares represented by the certificate are subject to the terms of the restricted stock agreement entered into between the holder of the shares and the Company pursuant to the Directors’ Plan.

Except as determined by the Committee and set forth in a restricted stock agreement relating to particular shares, rights with respect to restricted stock may not be assigned or transferred prior to vesting or satisfaction of applicable performance goals, or both.

Impact of Change of Control

All Awards shall immediately become exercisable upon the consummation of a change of control.

Indemnification

With respect to administration of the Directors’ Plan, the Company shall indemnify all present and future members of the Committee and the Board and their respective heirs, personal and legal representatives, successors, and assigns to the fullest extent permitted by applicable law.

Amendment, Suspension, or Termination of the Directors’ Plan; Share and Award Adjustment

The Board may terminate, amend, modify or suspend the Directors’ Plan at any time and from time to time to ensure that Awards conform to any changes in the law or for any other reason the Board determines to be in the best interest of the Company. Modifications or amendments to the Directors’ Plan are not required to be approved by the Company’s shareholders, except to the extent required by certain state or federal law. No termination, modification or amendment of the Directors’ Plan, without the consent of the participant to whom an Award has previously been granted, may adversely affect the participant’s rights under such Award. Unless terminated earlier by the Board, the Directors’ Plan will terminate, and no additional Awards will thereafter be granted, on the day immediately preceding the tenth anniversary of the effective date.

Registration under the Securities Act of 1933

The Company must register the shares of common stock for which Awards will be issued under the Directors’ Plan by filing the appropriate registration statement with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, as soon as practicable following shareholders’ approval of the Directors’ Plan.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal United States Federal income tax consequences of transactions under the Directors’ Plan, based on current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person, including one who is subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and one who may be permitted to elect the deferred delivery of shares of common stock. In addition, this summary does not constitute tax advice, and, among other things, does not discuss state, local or foreign income tax consequences, nor does it address estate or gift tax consequences, relating to the Directors’ Plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the Directors’ Plan.

Non-Qualified Options. No taxable income is realized by a participant upon the grant of a Non-Qualified Option. Upon the exercise of a Non-Qualified Option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock exercised over the option exercise price (the “Spread”). Special rules may apply to the timing and amount of income recognition for persons who are subject to the restrictions of Section 16(b) of the 1934 Act. The participant's tax basis in shares of common stock acquired by exercise of a Non-Qualified Option will be equal to the exercise price plus the amount taxable as ordinary income.

Upon a sale of the shares of common stock received by a participant upon exercise of a Non-Qualified Option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. In general, the participant's holding period for shares acquired pursuant to the exercise of a Non-Qualified Option begins on the date of exercise of such option.

SARS. No taxable income is realized on the grant of a SAR. When a SAR is exercised the participant is taxed as ordinary income on the value of the Award minus any consideration paid for it. The value of the Award minus any consideration paid for it is deductible by the Company.

Restricted Stock. No taxable income is realized by a participant upon the grant of a restricted stock award. Upon vesting of an award and/or satisfaction of any performance goals applicable to the award, the participant will recognize ordinary compensation income equal to the then fair market value of the released shares, less the amount (if any) paid for the restricted stock. A participant may, within 30 days after receiving a grant of restricted stock, make a Code Section 83(b) election to recognize income as of the grant date, rather than the later date that the restricted stock may be released to him or her. The factors relevant to making such an election are complex and any participant contemplating such an election should first consult with a tax advisor. In particular, a participant should be aware that such an election to recognize income will apply even if the right to the restricted stock is later forfeited or otherwise not earned.

Dividends received by a participant are treated as compensation and not as dividend income unless a Section 83(b) election has been made. The Company receives a deduction for the amount on which the participant must pay income taxes, regardless of whether the participant makes a Section 83(b) election.

Income recognized with respect to the vesting in or other receipt of restricted stock is subject to income and payroll tax withholding.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE 2012 DIRECTORS’ STOCK INCENTIVE PLAN. The affirmative vote of a majority of votes cast at the annual meeting is required to adopt the Directors’ Plan. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the annual meeting. All proxies will be voted FOR approval and adoption of the Directors’ Plan unless a shareholder specifies to the contrary on the shareholder's proxy card.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no matters other than those referred to in the Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of the Company on the recommendation of the Board of Directors.

ADDITIONAL INFORMATION

The Company encloses a copy of the annual report for the fiscal year ended December 31, 2011, with this proxy statement. The annual report is also available online at www.bankatfidelity.com/proxy materials. In addition, upon request, any shareholder may obtain, without charge, a copy of the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2011, including the consolidated financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, from Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512 or by calling (570) 342-8281.

Appendix A

Fidelity D & D Bancorp, Inc.

2012 Omnibus Stock Incentive Plan

1. Purpose. The purpose of the 2012 Omnibus Stock Incentive Plan (the “Plan”) is to advance the development, growth and financial condition of Fidelity D & D Bancorp, Inc. (the “Corporation”) and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate employees who may be responsible for the operation and for the management of the affairs of the Corporation and any subsidiary now or hereafter existing (a “Subsidiary”).

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation’s Board of Directors (the “Board”), and shall be presented for approval at the next meeting of the Corporation’s shareholders. Any and all options and rights awarded under the Plan (the “Awards”) before it is approved by the Corporation’s shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock. Shares of the Corporation’s common stock (the “Common Stock”) that may be issued under the Plan shall not exceed, in the aggregate, 500,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares issued under the Plan may be (1) authorized and unissued shares of Common Stock, (2) authorized shares of Common Stock issued by and subsequently reacquired by the Corporation as treasury stock, or (3) shares of Common Stock purchased in the open market or in privately negotiated transactions. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Common Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Common Stock needed to satisfy the requirements of the Plan.

The Corporation shall apply for any requisite governmental approvals to issue shares under the Plan. The Corporation’s failure to obtain any such governmental authority, deemed necessary by the Corporation’s legal counsel for the lawful issuance and sale of Common Stock under the Plan, shall relieve the Corporation of any duty, or liability, for the failure to issue or sell the Common Stock.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Executive Committee, the Board or in a committee of two or more members of the Board, as selected and determined by the Board (the “Committee”). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Common Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards. Awards may be made under the Plan in the form of: (a) “Qualified Options” to purchase Common Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) “Non-Qualified Options” to purchase Common Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights (“SARs”), or (d) “Restricted Stock.” More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

The aggregate number of shares of Common Stock that may be represented by Qualified Options, Non-Qualified Options, SARs, and Restricted Stock granted to any employee of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares (whether such Awards may be settled in shares of Common Stock, cash, or any combination thereof).

6. Eligibility. Persons eligible to receive Awards shall be the key officers and other employees of the Corporation and of each Subsidiary, as determined by the Committee. A person’s eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person’s eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

(a) The maximum number of shares of Common Stock that may be issued by options intended to be Qualified Options shall be 500,000 shares;

(b) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever is earlier;

(c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

(d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant’s disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months. If the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant’s qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant’s death to the extent that the Qualified Option was then and remains exercisable. The Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant’s employment or his or her death;

(e) The purchase price of Common Stock subject to any Qualified Option shall not be less than the Common Stock’s fair market value at the time the Qualified Option is awarded;

(f) Qualified Options may not be sold, transferred or assigned by the participant, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution;

(g) At the time a Qualified Option is awarded, the aggregate fair market value of the Common Stock subject thereto and of any Common Stock or other capital stock with respect to which Qualified Options are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00;

(h) No Qualified Option shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded;

(i) The shares granted pursuant to each Qualified Option shall be subject to the holding period requirements of Code Section 422; and

(j) Each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non- Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

(a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

(b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

(c) The purchase price of a share of Common Stock subject to any Non-Qualified Option shall not be less than the Common Stock’s fair market value at the time the Non-Qualified Option is awarded; and

(d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

(a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever date is earlier;

(b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Common Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Common Stock that, on a per share basis, is not less than the Common Stock’s fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Common Stock purchase price thereunder as may be determined by the Committee;

(c) Upon exercise of any SAR, the participant shall be paid either in cash or in Common Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Common Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Common Stock’s fair market value at the time of exercise;

(d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months after the date the SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

(e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

(f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Qualified Option, (ii) is for not more than the difference between the Common Stock purchase price under such connected Qualified Option and the Common Stock’s fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Qualified Option is transferable and under the same conditions, (iv) may be exercised only when such connected Qualified Option may be exercised, and (v) may be exercised only when the Common Stock’s fair market value exceeds the Common Stock purchase price under such connected Qualified Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

(a) Restricted Stock shall consist of shares of Common Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code; and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

(b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Common Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

(c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

This certificate and the shares of common stock hereby represented are subject to the provisions of Fidelity D&D Bancorp, Inc.’s (the “Corporation”) 2012 Omnibus Stock Incentive Plan (the “Plan”) and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this certificate and the shares of common stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Common Stock free of restrictions and without the legend shall be issued to the participant;

(d) If a participant’s employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant’s Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant’s will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Common Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

The number of shares of Common Stock subject to an Award shall be reduced by the number of shares of Common Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Common Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Common Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Common Stock subject to the participant’s SAR shall be reduced by the number of shares of Common Stock acquired by the participant pursuant to the other connected Award.

The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

In addition:

(a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation’s assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation’s shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed; or

(b) if there is an actual, attempted or threatened change in the ownership of at least thirty percent (30%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation’s voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non-Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Common Stock obtained through the exercise of the Award to first offer the shares of Common Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Common Stock’s fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding. When a participant exercises a stock option or SAR awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions’ income and other tax withholding requirements prior to the delivery of any certificates for shares of Common Stock. At the Committee’s discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant’s withholding obligation.

14. Value. Where used in the Plan, the “fair market value” of Common Stock or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors by any of the following valuation methods:

(a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which the Common Stock is listed as of the date of grant;

(b) if not listed on a domestic securities exchange, the average of the bid and asked price as of the date of grant; or

(c) if the Committee determines that the fair market value as determined by (a) and (b) above does not represent the fair market value of the Common Stock, the Committee may consider such other factors as it deems appropriate and fix the fair market value for the purposes of this Plan. Notwithstanding the foregoing, the Committee shall not set the fair market value at any price other than as determined by (a) or (b) above unless (i) the Board or Committee shall have approved the methodology of establishing the exercise price, and (ii) the Board or Committee, at or prior to the time the grant is approved, shall also have approved a written description of the rationale and methodology by which the fair market value is being determined and such methodology is applied consistently. Furthermore, the methodology approved under this subsection (c) shall comply with the definition of Fair Market Value provided in Code Section 409A.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the rules and regulations promulgated by the Securities and Exchange Commission.

Additionally, it is intend that the Plan satisfy the requirements of Section 409A or an exception or exclusion therefrom to avoid the imposition of any accelerated or additional taxes pursuant to Section 409A. The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section  shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this section shall be at the Committee’s sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Corporation be liable for any adverse tax or other consequences to a participant resulting from such amendments or modifications or the Committee’s failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this section, the participant shall receive notification of any such changes to his or her Award and, unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award agreement.

16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Common Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Common Stock (including, without limitation, an agreement that, at the time of the participant’s exercise of the Award, any Common Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Common Stock unless and until one or more certificates for the shares of Common Stock are issued and delivered to the participant.

19. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any Common Stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

Fractional shares resulting from any adjustment in Awards pursuant to this Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

To the extent that the foregoing adjustments relate to Common Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant’s discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant’s discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys’ fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

23. Miscellaneous.

(a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

(b) Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term “affiliates” shall mean each and every Subsidiary and any parent of the Corporation.

(c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

Appendix B

Fidelity D & D Bancorp, Inc.

2012 Director Stock Incentive Plan

1. Purpose. The purpose of the 2012 Director Stock Incentive Plan (the “Plan”) is to advance the development, growth and financial condition of Fidelity D & D Bancorp, Inc. (the “Corporation”) and each subsidiary thereof, by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate the members of the Corporation’s Board of Directors (“Directors”).

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation’s Board of Directors (the “Board”) and shall be presented for approval at the next meeting of the Corporation’s shareholders. Any and all options and rights awarded under the Plan (the “Awards”) before it is approved by the Corporation’s shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock. Shares of the Corporation’s common stock (the “Common Stock”) that may be issued under the Plan shall not exceed, in the aggregate, 500,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares issued under the Plan may be (1) authorized and unissued shares of Common Stock, (2) authorized shares of Common Stock issued by and subsequently reacquired by the Corporation as treasury stock, or (3) shares of Common Stock purchased in the open market or in privately negotiated transactions. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Common Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Common Stock needed to satisfy the requirements of the Plan.

The Corporation shall apply for any requisite governmental approvals to issue shares under the Plan. The Corporation’s failure to obtain any such governmental authority, deemed necessary by the Corporation’s legal counsel for the lawful issuance and sale of Common Stock under the Plan, shall relieve the Corporation of any duty, or liability, for the failure to issue or sell the Common Stock.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Executive Committee, the Board or in a committee of two or more members of the Board, as selected and determined by the Board (the “Committee”). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Common Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards. Awards may be made under the Plan in the form of: (a) ““Non-Qualified Options” to purchase Common Stock, which are not intended to qualify under Sections 421 through 424 of the Internal Revenue Code of 1986, as amended (“Code”), (b) Stock Appreciation Rights (“SARs”), or (c) “Restricted Stock.” More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the Director. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

The aggregate number of shares of Common Stock that may be represented by Non-Qualified Options, SARs, and Restricted Stock granted to any employee of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares (whether such Awards may be settled in shares of Common Stock, cash, or any combination thereof).

6. Eligibility. Persons eligible to receive Awards shall be the Directors of the Corporation and of each Subsidiary, as determined by the Committee. A person’s eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person’s eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

7. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non- Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

(a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

(b) If a Director, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the Director to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

(c) The purchase price of a share of Common Stock subject to any Non-Qualified Option shall not be less than the Common Stock’s fair market value at the time the Non-Qualified Option is awarded; and

(d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable, except as determined by the Committee or as designated by the Director by will and the laws of descent and distribution.

8. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

(a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever date is earlier;

(b) Each SAR shall entitle the Director to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Common Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Common Stock that, on a per share basis, is not less than the Common Stock’s fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Common Stock purchase price thereunder as may be determined by the Committee;

(c) Upon exercise of any SAR, the Director shall be paid either in cash or in Common Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Common Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Common Stock’s fair market value at the time of exercise;

(d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months after the date the SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

(e) If a Director holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Director thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

(a) Restricted Stock shall consist of shares of Common Stock that may be acquired by and issued to a Director at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code; and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

(b) Except as otherwise provided in the Plan or the Restricted Stock Award, a Director holding shares of Restricted Stock shall have all the rights as does a holder of Common Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

(c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

This certificate and the shares of common stock hereby represented are subject to the provisions of Fidelity D&D Bancorp, Inc.’s (the “Corporation”) 2012 Director Stock Incentive Plan (the “Plan”) and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this certificate and the shares of common stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Common Stock free of restrictions and without the legend shall be issued to the Director;

(d) If a Director’s service with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the Director’s Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the Director to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the Director nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the Director’s will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Common Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

The number of shares of Common Stock subject to an Award shall be reduced by the number of shares of Common Stock with respect to which the Director has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Common Stock that may be acquired by the Director under the other connected Award shall be reduced by the number of shares of Common Stock with respect to which the Director has exercised his or her SAR, and the number of shares of Common Stock subject to the Director’s SAR shall be reduced by the number of shares of Common Stock acquired by the Director pursuant to the other connected Award.

The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

In addition:

(a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation’s assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation’s shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed; or

(b) if there is an actual, attempted or threatened change in the ownership of at least thirty percent (30%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation’s voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Non-Qualified Option that the Director agree prior to selling, transferring or otherwise disposing of any shares of Common Stock obtained through the exercise of the Award to first offer the shares of Common Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Common Stock’s fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding. When a Director exercises a stock option or SAR awarded under the Plan, the Corporation, in its discretion and as required by law, may require the Director to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions’ income and other tax withholding requirements prior to the delivery of any certificates for shares of Common Stock. At the Committee’s discretion, remittance may be made in cash, shares already held by the Director or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the Director’s withholding obligation.

14. Value. Where used in the Plan, the “fair market value” of Common Stock or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors by any of the following valuation methods:

(a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which the Common Stock is listed as of the date of grant;

(b) if not listed on a domestic securities exchange, the average of the bid and asked price as of the date of grant; or

(c) if the Committee determines that the fair market value as determined by (a) and (b) above does not represent the fair market value of the Common Stock, the Committee may consider such other factors as it deems appropriate and fix the fair market value for the purposes of this Plan. Notwithstanding the foregoing, the Committee shall not set the fair market value at any price other than as determined by (a) or (b) above unless (i) the Board or Committee shall have approved the methodology of establishing the exercise price, and (ii) the Board or Committee, at or prior to the time the grant is approved, shall also have approved a written description of the rationale and methodology by which the fair market value is being determined and such methodology is applied consistently. Furthermore, the methodology approved under this subsection (c) shall comply with the definition of Fair Market Value provided in Code Section 409A.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the Directors, alter or impair any rights or obligations under any Award previously granted hereunder.

From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the rules and regulations promulgated by the Securities and Exchange Commission.

Additionally, it is intend that the Plan satisfy the requirements of Section 409A or an exception or exclusion therefrom to avoid the imposition of any accelerated or additional taxes pursuant to Section 409A. The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section  shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this section shall be at the Committee’s sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Corporation be liable for any adverse tax or other consequences to a Director resulting from such amendments or modifications or the Committee’s failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this section, the Director shall receive notification of any such changes to his or her Award and, unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award agreement.

16. Continued Service. Nothing in the Plan or any Award shall confer upon any Director or other persons any right to continue in the service of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to remove the Director. However, the Committee may require, as a condition of making and/or exercising any Award, that a Director agree to, and in fact provide service for such time period as the Committee may prescribe.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Common Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the Director with respect to disposition of any Common Stock (including, without limitation, an agreement that, at the time of the Director’s exercise of the Award, any Common Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, Directors shall have no rights as a holder of the Common Stock unless and until one or more certificates for the shares of Common Stock are issued and delivered to the Director.

19. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any Common Stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

Fractional shares resulting from any adjustment in Awards pursuant to this Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

To the extent that the foregoing adjustments relate to Common Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved Director, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the Director has disclosed trade secrets of the Corporation or its affiliates, the Director shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the Director’s removal from service with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Director’s removal by the Corporation or Subsidiary for any other purposes.

21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys’ fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

23. Miscellaneous.

(a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

(b) Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term “affiliates” shall mean each and every Subsidiary and any parent of the Corporation.

(c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
FIDELITY D & D BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Mary E. McDonald and David T. Tressler and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Fidelity D & D Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, on Tuesday, May 1, 2012 , at 3:00 p.m. Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

	For	With-hold	For All Except
1. Election of three Class A Directors :	☐	☐	☐

Michael J. McDonald **John T. Cognetti** **Richard J. Lettieri**

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

The Board of Directors recommends a vote "FOR" this proposal.

	For	Against	Abstain
3. Approval and adoption of the Fidelity D & D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote "FOR" this proposal.

	For	Against	Abstain
4. Approval and adoption of the Fidelity D & D Bancorp, Inc. 2012 Director Stock Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote "FOR" this proposal.

5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING OR CALL 1-800-388-4380. → ☐

IF NO SPECIFICATION IS MADE THIS PROXY WILL BE VOTED **FOR** ALL NOMINEES AND **FOR** PROPOSAL 2, 3, & 4 LISTED ABOVE.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Detach above card, sign, date and mail in postage paid envelope provided.

FIDELITY D & D BANCORP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy must be dated, signed by the shareholder and returned promptly in the enclosed envelope.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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The Notice of Meeting, Proxy Statement and Annual Report to Shareholders are available online at:

www.bankatfidelity.com/proxymaterials

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